                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                        ------------------------------

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 23, 1998


                                 HELISYS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-27286                  95-4552813
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


           24015 Garnier Street, Torrance, California          90505
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code (310) 891-0600


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 23, 1998, Deloitte & Touche LLP resigned as the auditors for Helisys, Inc., a Delaware corporation (the "Company").

     During the Company's two most recent fiscal years, and through the date of this filing, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any other reportable event. Deloitte & Touche LLP's report on the Company's financial statements for the fiscal years ended July 31, 1997 and 1996 contained an explanatory paragraph with respect to the Company's ability to continue as a going concern.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits. The following exhibits are filed as part of this report:

          Exhibit Number         Description

              16.1 Letter from Deloitte & Touche LLP on changes in certifying accountant

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HELISYS, INC.


Date:  September 23, 1998                   By:  /s/ DAVE T. OKAZAKI
                                                 -------------------------
                                                 Dave T. Okazaki
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit Number                      Description                    Numbered Page
--------------                      -----------                    -------------
16.1 Letter from Deloitte & Touche LLP on Changes in certifying accountant